UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2014

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 13, 2014, Baker Hughes Incorporated (the "Company") issued a news release announcing that the Company's Chairman and Chief Executive Officer, Martin Craighead, will present at the Howard Weil Energy Conference in New Orleans on Tuesday, March 25, 2014, at 9:00 a.m. Eastern time. A copy of the press release and the presentation is furnished with this Form 8-K as Exhibits 99.1 and 99.2, respectively and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements
The attached presentation (and oral statements made during the conference) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and those set forth from time-to-time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: http://www.bakerhughes.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at: http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.

99.1*	News Release of Baker Hughes Incorporated dated March 13, 2014.
99.2*	Presentation of Baker Hughes Incorporated dated March 25, 2014.
* Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: March 25, 2014	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary & Senior Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes Incorporated dated March 13, 2014.
Exhibit 99.2	Presentation of Baker Hughes Incorporated dated March 25, 2014.